Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA American Funds Asset Allocation Portfolio

SA American Funds VCP Managed Allocation Portfolio

(each, a "Portfolio," and together, the "Portfolios")

Supplement dated November 12, 2020

to the Portfolios' Summary Prospectus and Prospectus dated

May 1, 2020, as supplemented and amended to date

Capital Group portfolio manager James R. Mulally has announced his intention to retire effective March 31, 2021. Accordingly, effective March 31, 2021, all references to Mr. Mulally will be deleted from the Portfolios' Prospectus and Summary Prospectuses.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86704C-AA1.1 (11/20)